UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2007

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Adoption of Amendment No. 1 to the Lawson Software, Inc. Executive Change in Control Severance Pay Plan for Tier 1 Executives

On January 17, 2005, Lawson Software, Inc. adopted the Executive Change in Control Severance Pay Plan for Tier 1 Executives (the “Tier 1 Plan”).  Based on the recommendation of the Compensation Committee of the Board of Directors, on June 26, 2007 the Board of Directors of Lawson Software, Inc. approved Amendment No. 1 to the Tier 1 Plan, in the form attached as Exhibit 10.30 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.30	Amendment No. 1 (adopted June 26, 2007) to the Lawson Software, Inc. Executive Change in Control Severance Pay Plan for Tier 1 Executives

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: June 28, 2007	By: /s/ Stefan B. Schulz
Stefan B. Schulz
Senior Vice President and Global Controller
(Principal Accounting Officer)